As filed with the Securities and Exchange Commission on December 19, 1996

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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

             --------------------------------------------
                             SCHEDULE 13E-3
                    RULE 13E-3 TRANSACTION STATEMENT
   (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934)
                           (Amendment No. 10)

                           Loctite Corporation
                          (Name of the Issuer)
                       HC Investments, Inc.
                               Henkel KGaA
                           Loctite Corporation
                   (Name of Persons Filing Statement)

             --------------------------------------------

                 COMMON STOCK, PAR VALUE $0.01 PER SHARE
            (Including Any Associated Stock Purchase Rights)
                     (Title of Class of Securities)

                               540137 10 6
                  (CUSIP Number of Class of Securities)
                           -------------------
     Dr. Karl Gruter                                  Eugene F. Miller, Esq.
       Henkel KGaA                                     Loctite Corporation
     Henkelstrasse 67                                 10 Columbus Boulevard
    D-40191 Dusseldorf                             Hartford, Connecticut 06106
         Germany                                          (860) 520-5000
     49-211-797-2137

                   (Name, Address and Telephone Number of Person
       Authorized to Receive Notices and Communications on Behalf of
                        Persons Filing Statement)

                    ------------------------------
                            With copies to:

       William A. Groll, Esq.                    Stuart Z. Katz, Esq.
 Cleary, Gottlieb, Steen & Hamilton    Fried, Frank, Harris, Shriver & Jacobson
         One Liberty Plaza                        One New York Plaza
      New York, New York 10006                New York, New York 10004
            (212)-859-8000                          (212) 859-8000

      This statement is filed in connection with (check the appropriate box):

      a. /_/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.
      b. /_/  The filing of a registration statement under the Securities
              Act of 1933.
      c. /X/  A tender offer.
      d. /_/  None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. /__/

         HC Investments, Inc., Henkel KGaA and Loctite Corporation hereby amend and supplement their Rule 13E-3 Transaction Statement on Schedule 13E-3 (the "Statement") originally filed on November 6, 1996, as amended on December 5, 1996, with respect to the offer to purchase all outstanding shares of common stock, par value $0.01 per share of Loctite Corporation, a Delaware corporation, including the associated common stock purchase rights issued pursuant to the Rights Agreement, dated as of April 14, 1994, between the Company and The First National Bank of Boston, as Rights Agent, and all benefits that may inure to holders thereof, for a purchase price of $61.00 per share, net to the seller in cash, without interest thereon, as set forth in this Amendment No. 10. Capitalized terms not defined herein have the meanings assigned thereto in the Statement.

         The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Schedule 14D-1 originally filed by HC Investments, Inc. and Henkel KGaA with the Securities and Exchange Commission on November 6, 1996 (as amended the "Schedule 14D-1") of the information required to be included in response to the items of this Statement. The information set forth in the
Schedule 14D-1, including all exhibits thereto, is hereby expressly incorporated herein by reference as set forth in the Cross Reference Sheet and in the responses to each item of this
Schedule 13E-3, and such responses are qualified in their entirety by the provisions of the Schedule 14D-1.

                     Cross-Reference Sheet to
                          Schedule 14D-1

Item and Caption of Schedule 13E-3                   Item of Schedule 14D-1
----------------------------------                   ----------------------

  16.  Additional Information.                                 10

  17.  Material to be Filed as Exhibits.                       11

ITEM 16.  ADDITIONAL INFORMATION.

Item 16 of the Statement is hereby amended and supplemented by adding thereto the following:

         On December 19, 1996, Parent issued a press release, a copy of which is included as exhibit (g)(12) hereto and the information contained therein is incorporated herein by reference.


ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS.

Item 17 of the Statement is hereby amended to add the following exhibit:

(g)(12)  Press Release dated December 19, 1996.

                              SIGNATURE


         After due inquiry and to the best of its knowledge and belief, each of the undersigned certifies that the information set forth in this Statement is true, complete and correct.


Dated:  December 19, 1996

                   HC INVESTMENTS, INC.



                   by  /s/ Ernest G. Szoke
                       ------------------------------------------
                       Name:  Ernest G. Szoke
                       Title: Secretary



                   HENKEL KGaA



                   by  /s/ Lothar Steinebach            Petra Hammerlein
                       -----------------------------------------------------
                       Name:   Lothar Steinebach        Petra Hammerlein
                       Title:  Vice President           Senior Counsel


                   by  /s/ Petra Hammerlein
                       -------------------------------------------
                       Name:   Petra Hammerlein
                       Title:  Senior Counsel



                   LOCTITE CORPORATION




                   by  /s/ David Freeman
                       -------------------------------------------
                       Name:  David Freeman
                       Title: Chairman and Chief Executive Officer

                          EXHIBIT INDEX

EXHIBIT
NUMBER                 EXHIBIT NAME
-------                ------------

(g)(12)                Press Release dated December 19, 1996
                       (previously filed as exhibit (g)(12) to
                       the Schedule 14D-1 and incorporated herein by reference).